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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              May 18, 2000




                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                          1-12084               34-1559357
(State of incorporation)         (Commission File Number)    (IRS Employer
                                                            identification No.)

     300 Madison Avenue
        Toledo, Ohio                                              43604
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







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ITEM 5.  OTHER INFORMATION
--------------------------

         On May 18, 2000, Libbey Inc. (the "Company") through a press release announced that at a meeting in Monterrey, Mexico, with security analysts and investors, John F. Meier, chairman and chief executive officer reviewed the Company's operational strategies and plans to achieve sales and net income growth over the next three years.

         (c)      EXHIBITS

         Exhibit
           No.                          Description
           ---                          -----------

           99             Text of Press Release dated May 18, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         LIBBEY INC.
                                         Registrant

Date:    May 22, 2000            By:     /s/ Kenneth G. Wilkes
        -----------------------        ---------------------------
                                         Kenneth G. Wilkes
                                         Vice President, Chief Financial Officer
                                         (Principal Accounting Officer)








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                                  EXHIBIT INDEX

                  Exhibit No.                  Description
                  -----------                  -----------

                      99             Press release dated May 18, 2000